QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: September 2, 2004
(Date of earliest event reported)

Commission file number: 1-7293

TENET HEALTHCARE CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada (State of Incorporation)	95-2557091 (I.R.S. Employer Identification No.)
3820 State Street Santa Barbara, California 93105 (Address of principal executive offices, including zip code)
(805) 563-7000 (Registrant's telephone number, including area code)
N/A (Former name or former address, if changed since last report)
☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    Other Events

        On September 2, 2004, Tenet Healthcare Corporation ("Tenet") filed a Form S-4 registration statement to register its 9.875% Senior Notes due 2014. In connection with the filing of that registration statement, Tenet has reclassified certain financial information previously reported in its Annual Report on Form 10-K for the year ended December 31, 2003 (the "Form 10-K") that was filed with the Securities and Exchange Commission ("SEC") on March 15, 2004, and its Current Report on Form 8-K (the "Form 8-K") filed with the SEC on June 14, 2004, from continuing operations to discontinued operations. The reclassification has no impact on total assets, liabilities, shareholders' equity, net income (loss) or cash flows.

        The attached consolidated statements of operations for the years ended May 31, 2001 and 2002, the seven-month transition period ended December 31, 2002 and the years ended December 31, 2002 and 2003 have been revised to reflect in discontinued operations 26 of the 27 domestic acute care hospitals and one general hospital in Barcelona, Spain, whose proposed divestitures were disclosed in January and March 2004, respectively, and Century City Hospital in Los Angeles, California, a previously leased hospital that was no longer operated by the Company by the end of April 2004.

        Generally accepted accounting principles require that the results of operations of these hospitals be classified as discontinued operations on a retroactive basis in any future presentations, including this filing, of consolidated results of operations. The one hospital whose operations are not being reclassified to discontinued operations is a leased facility that will continue to be classified as a "held and used" asset and included in continuing operations until its lease is terminated.

        Management's Discussion and Analysis of Financial Condition and Results of Operations and the Notes to Consolidated Financial Statements have also been revised to conform to the presentation of the reclassified consolidated results of operations, but, except for Notes 3 and 15 to the consolidated financial statements, have not otherwise been updated to reflect events subsequent to the filing of the Form 10-K.

        The attached information should be read together with the Company's SEC filings subsequent to the Form 10-K, including its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2004 and June 30, 2004, and the Form 8-K.

        The restated information is attached as Exhibit 99.1.

2

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION
By:	/s/ STEPHEN D. FARBER Stephen D. Farber Chief Financial Officer

Date: September 2, 2004

3

EXHIBIT INDEX

99.1	Financial Information

4

QuickLinks

  ITEM 8.01. Other Events
SIGNATURE
EXHIBIT INDEX